SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 001-51554

Date of Report: August 13, 2007

ASAP SHOW, INC.
(Exact name of registrant as specified in its charter)

Nevada	20-2934409
(State of other jurisdiction of incorporation or organization	(IRS Employer Identification No.)

100 Wall Street – 15th Floor, New York, NY	10005
(Address of principal executive offices)	(Zip Code)
212-232-0120
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

On August 13, 2007 ASAP Show, Inc. completed a reverse merger in which the shareholders of Sino-American Petroleum Group, Inc. received a majority of the capital stock of ASAP Show, Inc. in exchange for the outstanding capital stock of Sino-American Petroleum Group, Inc.  At the time of the reverse merger, Paritz & Company, P.A. was the independent auditor of record for Sino-American Petroleum Group, Inc. and for its subsidiary, Tongliao Yili Asphalt Co.  Accordingly, on August 13, 2007, by reason of the reverse merger, Paritz & Company, P.A. became the principal independent accountant for ASAP Show, Inc.  Therefore, on October 15, 2007, the Board of Directors of ASAP Show, Inc. dismissed Sutton Robinson Freeman & Co., P.C. from its position as the principal independent accountant for ASAP Show, Inc.

The audit report of Sutton Robinson Freeman & Co., P.C. on ASAP Show, Inc.’s financial statements for the year ended May 31, 2007 contained a modification expressing substantial doubt about ASAP Show, Inc.’s ability to continue as a going concern.  The audit report of Sutton Robinson Freeman & Co., P.C. on ASAP Show, Inc.’s financial statements for the year ended May 31, 2007 did not contain any other adverse opinion or disclaimer of opinion or qualification.  Sutton Robinson Freeman & Co., P.C. did not, during the applicable periods, advise ASAP Show, Inc. of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

ASAP Show, Inc. and Sutton Robinson Freeman & Co., P.C. did not, during ASAP Show, Inc.’s two most recent fiscal years or any subsequent period through the date of dismissal, have any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Sutton Robinson Freeman & Co., P.C.’s satisfaction, would have caused Sutton Robinson Freeman & Co., P.C. to make reference to the subject matter of the disagreement in connection with its reports.

ASAP Show, Inc. has requested Sutton Robinson Freeman & Co., P.C. to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Sutton Robinson Freeman & Co., P.C. agrees with the statements in this 8-K.  A copy of such letter is filed as exhibit 16 to this 8-K.

As explained in the first paragraph of this report, on August 13, 2007 Paritz & Company, P.A. assumed the position of the principal independent accountant for ASAP Show, Inc. At no time during the past two fiscal years or any subsequent period prior to August 13, 2007 did ASAP Show, Inc. consult with Paritz & Company, P.A.  regarding any matter of the sort described above with reference to Sutton Robinson Freeman & Co., P.C., any issue relating to the financial statements of ASAP Show, Inc., or the type of audit opinion that might be rendered for ASAP Show, Inc.

Item 9.01               Financial Statements and Exhibits

Exhibits

16.	Letter from Sutton Robinson Freeman & Co., P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 17, 2007                                                                   ASAP SHOW, INC.

By: /s/ Chunshi Li
             Chunshi Li, Chief Executive Officer